Subsidiaries and Affiliates            Jurisdiction of Formation
623 Landfill, Inc.                Virginia
A D A J Corporation                California
A-Best Disposal, Inc.                Ohio
Abilene Landfill TX, LP            Delaware
Ace Disposal Services, Inc.            Ohio
Action Disposal, Inc.                Texas
Ada County Development Company, Inc.    Idaho
Adrian Landfill, Inc.                Michigan
ADS of Illinois, Inc.                Illinois
ADS, Inc.                    Oklahoma
Agricultural Acquisitions, LLC            Indiana
Agri-Tech, Inc. of Oregon            Oregon
Alabama Recycling Services, Inc.        Alabama
Albany-Lebanon Sanitation, Inc.        Oregon
Allied Acquisition Pennsylvania, Inc.        Pennsylvania
Allied Acquisition Two, Inc.            Massachusetts
Allied Enviroengineering, Inc.            Delaware
Allied Gas Recovery Systems, L.L.C.        Delaware
Allied Green Power, LLC            Delaware
Allied Nova Scotia, Inc.                Delaware
Allied Receivables Funding Incorporated    Delaware
Allied Remediation Services, Inc.        Delaware
Allied Services, LLC                Delaware
Allied Transfer Systems of New Jersey, LLC    New Jersey
Allied Waste Alabama, Inc.            Delaware

Allied Waste Company, Inc.            Delaware
Allied Waste Environmental
Management Group, LLC            Delaware
Allied Waste Hauling of Georgia, Inc.        Georgia
Allied Waste Holdings (Canada) Ltd.        Delaware
Allied Waste Industries (Arizona), Inc.        Arizona
Allied Waste Industries (New Mexico), Inc.    New Mexico
Allied Waste Industries (Southwest), Inc.    Arizona
Allied Waste Industries of Georgia, Inc.        Georgia
Allied Waste Industries of Illinois, Inc.        Illinois
Allied Waste Industries of
Northwest Indiana, Inc.                Indiana

Allied Waste Industries of Tennessee, Inc.    Tennessee
Allied Waste Industries, LLC            Delaware
Allied Waste Landfill Holdings, Inc.        Delaware
Allied Waste Niagara Falls Landfill, LLC    New York
Allied Waste North America, Inc.        Delaware
Allied Waste of California, Inc.            California
Allied Waste of Long Island, Inc.        New York
Allied Waste of New Jersey, Inc.            New Jersey
Allied Waste of New Jersey-New York, LLC    Delaware
Allied Waste of Ponce, Inc.            Puerto Rico
Allied Waste of Puerto Rico, Inc.        Puerto Rico
Allied Waste Recycling Services of
New Hampshire, LLC                Delaware

Allied Waste Rural Sanitation, Inc.        Delaware
Allied Waste Services of Colorado, Inc.        Delaware

Allied Waste Services of Fort Worth, LLC    Texas
Allied Waste Services of Massachusetts, LLC    Massachusetts
Allied Waste Services of North America, LLC    Delaware
Allied Waste Services of Page, Inc.        Idaho
Allied Waste Services of Stillwater, Inc.        Oklahoma
Allied Waste Sycamore Landfill, LLC        Delaware
Allied Waste Systems Holdings, Inc.        Delaware
Allied Waste Systems of Arizona, LLC        Arizona
Allied Waste Systems of Colorado, LLC        Colorado
Allied Waste Systems of Indiana, LLC        Delaware
Allied Waste Systems of Michigan, LLC        Michigan
Allied Waste Systems of Montana, LLC        Montana
Allied Waste Systems of New Jersey, LLC    New Jersey
Allied Waste Systems of North Carolina, LLC    North Carolina
Allied Waste Systems of Pennsylvania, LLC    Pennsylvania
Allied Waste Systems, Inc.            Delaware
Allied Waste Transfer Services of Arizona, LLC    Delaware
Allied Waste Transfer Services of
California, LLC                    California
Allied Waste Transfer Services of Florida, LLC    Florida
Allied Waste Transfer Services of Iowa, LLC    Iowa
Allied Waste Transfer Services of Lima, LLC    Ohio
Allied Waste Transfer Services of
New York, LLC                    New York

Allied Waste Transfer Services of
North Carolina, LLC                North Carolina

Allied Waste Transfer Services of Oregon, LLC    Oregon
Allied Waste Transfer Services of
Rhode Island, LLC                Delaware

Allied Waste Transfer Services of Utah, Inc.    Utah
Allied Waste Transportation, Inc.        Delaware
American Disposal Services of Illinois, Inc.    Delaware
American Disposal Services of Kansas, Inc.    Kansas
American Disposal Services of Missouri, Inc.    Oklahoma
American Disposal Services of New Jersey, Inc.    Delaware
American Disposal Services of
West Virginia, Inc.                Delaware

American Disposal Services, Inc.        Delaware
American Disposal Transfer Services of
Illinois, Inc.                    Delaware

American Materials Recycling Corp.        New Jersey
American Sanitation, Inc.            Idaho
American Transfer Company, Inc.        New York
Anderson Solid Waste, Inc.            California
Anson County Landfill NC, LLC        Delaware
Apache Junction Landfill Corporation        Arizona
Arbor Hills Holdings L.L.C.            Delaware
Arc Disposal Company, Inc.            Illinois
Area Disposal, Inc.                Illinois
Ariana, LLC                    Delaware
Astro Waste Services, Inc.            Maine
Atlantic Waste Holding Company, Inc.        Massachusetts

Atlas Transport, Inc.                California
Attwoods of North America, Inc.        Delaware
Autauga County Landfill, LLC            Alabama
Automated Modular Systems, Inc.        New Jersey
Autoshred, Inc.                    Missouri
AWIN Leasing Company, Inc.            Delaware
AWIN Leasing II, LLC                Ohio
AWIN Management, Inc.            Delaware
Barker Brothers Waste, Incorporated        Tennessee
Barker Brothers, Inc.                Tennessee
Bay Collection Services, Inc.            California
Bay Environmental Management, Inc.        California
Bay Landfills, Inc.                California
Bay Leasing Company, Inc.            California
BBCO, Inc.                    Delaware
Belleville Landfill, Inc.                Missouri
Benson Valley Landfill General Partnership    Kentucky
Benton County Development Company        Indiana
Berkeley Sanitary Service, Inc.            California
Berrien County Landfill, Inc.            Michigan
BFGSI Series 1997-A Trust            Delaware
BFGSI, L.L.C.                    Delaware
BFI Argentina, S.A.                Argentina
BFI Atlantic, Inc.                Delaware
BFI Energy Systems of Albany, Inc.        Delaware
BFI Energy Systems of Delaware County, Inc.    Delaware

BFI Energy Systems of Essex County, Inc.    New Jersey
BFI Energy Systems of Hempstead, Inc.        Delaware
BFI Energy Systems of Niagara II, Inc.        Delaware
BFI Energy Systems of Niagara, Inc.        Delaware
BFI Energy Systems of SEMASS, Inc.        Delaware
BFI Energy Systems of Southeastern
Connecticut, Inc.                Delaware

BFI Energy Systems of Southeastern
Connecticut, Limited Partnership        Delaware

BFI REF-FUEL, INC.                Delaware
BFI Trans River (GP), Inc.            Delaware
BFI Trans River (LP), Inc.            Delaware
BFI Transfer Systems of Alabama, LLC        Delaware
BFI Transfer Systems of DC, LLC        Delaware
BFI Transfer Systems of Georgia, LLC        Delaware
BFI Transfer Systems of Maryland, LLC        Delaware
BFI Transfer Systems of Massachusetts, LLC    Massachusetts
BFI Transfer Systems of Mississippi, LLC    Delaware
BFI Transfer Systems of New Jersey, Inc.    New Jersey
BFI Transfer Systems of Pennsylvania, LLC    Pennsylvania
BFI Transfer Systems of Texas, LP        Delaware
BFI Transfer Systems of Virginia, LLC        Delaware
BFI Waste Services of Indiana, LP        Delaware
BFI Waste Services of Pennsylvania, LLC    Pennsylvania
BFI Waste Services of Tennessee, LLC        Delaware
BFI Waste Services of Texas, LP        Delaware

BFI Waste Services, LLC            Delaware
BFI Waste Systems of Alabama, LLC        Delaware
BFI Waste Systems of Arkansas, LLC        Delaware
BFI Waste Systems of Georgia, LLC        Delaware
BFI Waste Systems of Indiana, LP        Delaware
BFI Waste Systems of Kentucky, LLC        Delaware
BFI Waste Systems of Louisiana, LLC        Delaware
BFI Waste Systems of Massachusetts, LLC    Massachusetts
BFI Waste Systems of Mississippi, LLC        Delaware
BFI Waste Systems of Missouri, LLC        Delaware
BFI Waste Systems of New Jersey, Inc.        New Jersey
BFI Waste Systems of North America, LLC    Delaware
BFI Waste Systems of North Carolina, LLC    Delaware
BFI Waste Systems of Oklahoma, LLC        Oklahoma
BFI Waste Systems of South Carolina, LLC    Delaware
BFI Waste Systems of Tennessee, LLC        Delaware
BFI Waste Systems of Virginia, LLC        Delaware
Bio-Med of Oregon, Inc.            Oregon
Blue Ridge Landfill TX, LP            Delaware
Bom Ambiente Insurance Company        Cayman Islands
Bond County Landfill, Inc.            Delaware
Borrego Landfill, Inc.                California
Borrow Pit Corp.                Illinois
Brenham Total Roll-Offs, LP            Delaware
Brickyard Disposal & Recycling, Inc.        Illinois
Bridgeton Landfill, LLC            Delaware

Bridgeton Transfer Station, LLC            Delaware
Browning-Ferris Industries Argentina, S.A.    Argentina
Browning-Ferris Industries
Chemical Services, Inc.                Nevada

Browning-Ferris Industries de
Mexico, S.A. de C.V.                Mexico

Browning-Ferris Industries of California, Inc.    California
Browning-Ferris Industries of Florida, Inc.    Delaware
Browning-Ferris Industries of Illinois, Inc.    Delaware
Browning-Ferris Industries of New Jersey, Inc.    New Jersey
Browning-Ferris Industries of New York, Inc.    New York
Browning-Ferris Industries of Ohio, Inc.        Delaware
Browning-Ferris Industries of Tennessee, Inc.    Tennessee
Browning-Ferris Industries, Inc.            Massachusetts
Browning-Ferris Industries, LLC        Delaware
Browning-Ferris Services, Inc.            Delaware
Browning-Ferris, Inc.                Maryland
Brunswick Waste Management Facility, LLC    Delaware
Bunting Trash Service, Inc.            Colorado
Butler County Landfill, LLC            Delaware
C & C Expanded Sanitary Landfill, LLC        Michigan
Cactus Waste Systems, LLC            Arizona
Calvert Trash Service, Incorporated        Maryland
Calvert Trash Systems, Incorporated        Maryland
Camelot Landfill TX, LP            Delaware
Capital Waste & Recycling, Inc.            New York

Capitol Recycling and Disposal, Inc.        Oregon
Carbon Limestone Landfill, LLC        Ohio
CC Landfill, Inc.                Delaware
CECOS International, Inc.            New York
Cefe Landfill TX, LP                Delaware
Celina Landfill, Inc.                Ohio
Central Arizona Transfer, Inc.            Arizona
Central Sanitary Landfill, Inc.            Michigan
Central Virginia Properties, LLC        Georgia
Champlin Refuse, Inc.                Minnesota
Charter Evaporation Resource
Recovery Systems                California

Cherokee Run Landfill, Inc.            Ohio
Chilton Landfill, LLC                Delaware
Citizens Disposal, Inc.                Michigan
City-Star Services, Inc.                Michigan
Clarkston Disposal, Inc.                Michigan
Clinton County Landfill Partnership        Indiana
Cocopah Landfill, Inc.                Delaware
Commercial Reassurance Limited        Ireland
Compactor Rental Systems of Delaware, Inc.    Delaware
Congress Development Co.            Illinois
Consolidated Disposal Service, L.L.C.        Delaware
Consolidated Processing, Inc.            Illinois
Continental Waste Industries - Gary, Inc.        Indiana
Continental Waste Industries, L.L.C.        Delaware

Copper Mountain Landfill, Inc.            Delaware
Corvallis Disposal Co.                Oregon
County Disposal (Ohio), Inc.            Delaware
County Disposal, Inc.                Delaware
County Environmental Landfill, LLC        Ohio
County Land Development Landfill, LLC    Ohio
County Landfill, Inc.                Delaware
County Line Landfill Partnership        Indiana
Courtney Ridge Landfill, LLC            Delaware
Covington Waste, Inc.                Tennessee
Crescent Acres Landfill, LLC            Louisiana
Crockett Sanitary Service, Inc.            California
Crow Landfill TX, L.P.                Delaware
Cumberland County Development
Company, LLC                    Virginia

CWI of Florida, Inc.                Florida
CWI of Illinois, Inc.                Illinois
CWI of Missouri, Inc.                Missouri
D & L Disposal L.L.C.                Delaware
Delta Container Corporation            California
Delta Dade Recycling Corp.            Florida
Delta Paper Stock, Co.                California
Delta Resources Corp.                Florida
Delta Site Development Corp.            Florida
Delta Waste Corp.                Florida
Dempsey Waste Systems II, Inc.            Ohio

Denver RL North, Inc.                Colorado
Desarrollo del Rancho La Gloria TX, LP        Texas
Dinverno, Inc.                    Michigan
DTC Management, Inc.                Indiana
E & P Investment Corporation            Illinois
E Leasing Company, LLC            Delaware
Eagle Industries Leasing, Inc.            Michigan
East Chicago Compost Facility, Inc.        Delaware
ECDC Environmental of Humboldt County, Inc.    Delaware
ECDC Environmental, L.C.            Utah
ECDC Holdings, Inc.                Delaware
EcoSort, L.L.C.                    Oregon
El Centro Landfill, L.P.                Texas
Elder Creek Transfer & Recovery, Inc.        California
Ellis County Landfill TX, LP            Delaware
Ellis Scott Landfill MO, LLC            Delaware
Envirocycle, Inc.                Florida
Environmental Development Corp.        Delaware
Environmental Development Corp.        Puerto Rico
Environmental Reclamation Company        Illinois
Environtech, Inc.                Delaware
Envotech-Illinois L.L.C.            Delaware
Evergreen National Indemnity Company        Ohio
Evergreen Scavenger Service, Inc.        Delaware
Evergreen Scavenger Service, L.L.C.        Delaware
F. P. McNamara Rubbish Removal, Inc.        Massachusetts

Flint Hill Road, LLC                South Carolina
FLL, Inc.                    Michigan
Foothill Sanitary Landfill, Inc.            California
Forest View Landfill, LLC            Delaware
Fort Worth Landfill TX, LP            Delaware
Forward, Inc.                    California
Frankfort Environmental Development
Company, Inc.                    Indiana

Fred Barbara Trucking Co., Inc.            Illinois
Frontier Waste Services (Colorado), LLC    Colorado
Frontier Waste Services (Utah), LLC        Utah
Frontier Waste Services of Louisiana L.L.C.    Louisiana
Frontier Waste Services, L.P.            Texas
G. Van Dyken Disposal Inc.            Michigan
Galveston County Landfill TX, LP        Delaware
Gateway Landfill, LLC                Georgia
GEK, Inc.                    Alabama
General Refuse Rolloff Corp.            Delaware
General Refuse Service of Ohio, L.L.C.        Ohio
Georgia Recycling Services, Inc.        Delaware
Giles Road Landfill TX, LP            Delaware
Global Indemnity Assurance Company        Vermont
Golden Bear Transfer Services, Inc.        California
Golden Triangle Landfill TX, LP        Delaware
Golden Waste Disposal, Inc.            Georgia
Grants Pass Sanitation, Inc.            Oregon

Great Lakes Disposal Service, Inc.        Delaware
Great Plains Landfill OK, LLC            Delaware
Green Valley Landfill General Partnership    Kentucky
Greenridge Reclamation, LLC            Pennsylvania
Greenridge Waste Services, LLC        Pennsylvania
Greenwood Landfill TX, LP            Delaware
Gulf West Landfill TX, LP            Delaware
Gulfcoast Waste Service, Inc.            Florida
Hancock County Development Company, LLC    Mississippi
Harland's Sanitary Landfill, Inc.            Michigan
Harrison County Landfill, LLC            Mississippi
HMD Waste, L.L.C.                Delaware
Honeygo Run Reclamation Center, Inc.        Maryland
Hyder Waste Container, Inc.            North Carolina
Illiana Disposal Partnership            Indiana
Illinois Landfill, Inc.                Illinois
Illinois Recycling Services, Inc.            Illinois
Illinois Valley Recycling, Inc.            Illinois
Imperial Landfill, Inc.                California
Independent Trucking Company            California
Ingrum Waste Disposal, Inc.            Illinois
International Disposal Corp. of California    California
Island Waste Services Ltd.            New York
Itasca Landfill TX, LP                Delaware
Jackson County Landfill, LLC            Mississippi
Jasper County Development Company

Partnership                    Indiana

Jefferson City Landfill, LLC            Delaware
Jefferson Parish Development Company, LLC    Louisiana
Jetter Disposal, Inc.                Iowa
K & K Trash Removal, Inc.            Maryland
Kandel Enterprises, LLC            Delaware
Kankakee Quarry, Inc.                Illinois
Keller Canyon Landfill Company        California
Keller Drop Box, Inc.                Oregon
Kent-Meridian Disposal Company        Washington
Kerrville Landfill TX, LP            Delaware
Key Waste Indiana Partnership            Indiana
La Cañada Disposal Company, Inc.        California
Lake County C & D Development Partnership    Indiana
Lake Norman Landfill, Inc.            North Carolina
LandComp Corporation                Illinois
Lathrop Sunrise Sanitation Corporation        California
Lee County Landfill SC, LLC            Delaware
Lee County Landfill, Inc.            Illinois
Lemons Landfill, LLC                Delaware
Lewisville Landfill TX, LP            Delaware
Liberty Waste Holdings, Inc.            Delaware
Liberty Waste Services Limited, L.L.C.        Delaware
Liberty Waste Services of Illinois, L.L.C.    Illinois
Liberty Waste Services of McCook, L.L.C.    Delaware
Little Creek Landing, LLC            Delaware

Local Sanitation of Rowan County, L.L.C.    Delaware
Loop Recycling, Inc.                Illinois
Loop Transfer, Incorporated            Illinois
Lorain County Landfill, LLC            Ohio
Louis Pinto & Son, Inc., Sanitation Contractors    New Jersey
Lucas County Land Development, Inc.        Delaware
Lucas County Landfill, LLC            Ohio
Madison County Development, LLC        Tennessee
Manumit of Florida, Inc.            Florida
Marion Resource Recovery Facility, LLC    Oregon
Mars Road TX, LP                Delaware
McCarty Road Landfill TX, LP            Delaware
McCusker Recycling, Inc.            Pennsylvania
McInnis Waste Systems, Inc.            Oregon
Menands Environmental Solutions, LLC        New York
Mesa Disposal, Inc.                Arizona
Mesquite Landfill TX, LP            Delaware
Mexia Landfill TX, LP                Delaware
M-G Disposal Services, L.L.C.            Delaware
Midway Development Company, Inc.        Arizona
Minneapolis Refuse, Incorporated        Minnesota
Mississippi Waste Paper Company        Mississippi
Missouri City Landfill, LLC            Missouri
Modern Power, LLC                Delaware
Modern-Mallard Energy, LLC            Delaware
Morehead Landfill General Partnership        Kentucky

Mountain Home Disposal, Inc.            Delaware
N Leasing Company, LLC            Delaware
NationsWaste Catawba Regional Landfill, Inc.    South Carolina
NationsWaste, Inc.                Delaware
Ncorp, Inc.                    Delaware
New Morgan Landfill Company, Inc.        Pennsylvania
New York Waste Services, LLC            Delaware
Newco Waste Systems of New Jersey, Inc.    New Jersey
Newton County Landfill Partnership        Indiana
Noble Road Landfill, Inc.            Ohio
Northeast Landfill, LLC                Delaware
Northlake Transfer, Inc.                Illinois
Northwest Tennessee Disposal Corporation    Tennessee
Oakland Heights Development, Inc.        Michigan
Obscurity Land Development, LLC        Virginia
Oceanside Waste & Recycling Services        California
Ohio Republic Contracts, II, Inc.        Delaware
Ohio Republic Contracts, Inc.            Ohio
Oklahoma City Landfill, L.L.C.            Oklahoma
Oscar's Collection System of Fremont, Inc.    Nebraska
Otay Landfill, Inc.                California
Ottawa County Landfill, Inc.            Delaware
Packerton Land Company, L.L.C.        Delaware
Palomar Transfer Station, Inc.            California
Panama Road Landfill, TX, L.P.            Delaware
Peltier Real Estate Company            Oregon

Peninsula Waste Systems, LLC            Maryland
Perdomo & Sons, Inc.                California
Pinal County Landfill Corp.            Arizona
Pine Bend Holdings L.L.C.            Delaware
Pine Hill Farms Landfill TX, LP            Delaware
Pinecrest Landfill OK, LLC            Delaware
Pittsburg County Landfill, Inc.            Oklahoma
Pleasant Oaks Landfill TX, LP            Delaware
Polk County Landfill, LLC            Delaware
Port Clinton Landfill, Inc.            Ohio
Portable Storage Co.                Oregon
Preble County Landfill, Inc.            Ohio
Price & Sons Recycling Company        Georgia
Prichard Landfill Corporation            West Virginia
Prince George's County Landfill, LLC        Maryland
R.C. Miller Enterprises, Inc.            Ohio
R.C. Miller Refuse Service Inc.            Ohio
Rabanco Companies                Washington
Rabanco Recycling, Inc.            Washington
Rabanco, Ltd.                    Washington
Ramona Landfill, Inc.                California
RCS, Inc.                    Illinois
Ref-Fuel Canada Ltd.                Ontario
Regional Disposal Company            Washington
Reliable Disposal, Inc.                Michigan
Republic Dumpco, Inc.                Nevada

Republic Environmental Technologies, Inc.    Nevada
Republic Ohio Contracts, LLC            Ohio
Republic Recycling Services of Nevada, Inc.    Nevada
Republic Services Alliance Group, Inc.        Delaware
Republic Services Aviation, Inc.            Florida
Republic Services Employee Relief Fund    Arizona
Republic Services Environmental, LLC        Delaware
Republic Services Group, LLC            Delaware
Republic Services Holding Company, Inc.    Delaware
Republic Services National Accounts, LLC    Delaware
Republic Services of Arizona Hauling, LLC    Arizona
Republic Services of Buffalo, LLC        Delaware
Republic Services of California Holding
Company, Inc.                    Delaware

Republic Services of California II, LLC        Delaware
Republic Services of Canada, Inc.        Ontario
Republic Services of Colorado Hauling, LLC    Colorado
Republic Services of Colorado I, LLC        Colorado
Republic Services of Florida GP, Inc.        Delaware
Republic Services of Florida LP, Inc.        Delaware
Republic Services of Florida, Limited
Partnership                    Delaware

Republic Services of Georgia GP, LLC        Delaware
Republic Services of Georgia LP, LLC        Delaware
Republic Services of Georgia, Limited
Partnership                    Delaware

Republic Services of Indiana LP, Inc.        Delaware
Republic Services of Indiana
Transportation, LLC                Delaware

Republic Services of Indiana, Limited
Partnership                    Delaware

Republic Services of Kentucky, LLC        Kentucky
Republic Services of Maryland, LLC        Maryland
Republic Services of Michigan
Hauling, LLC                    Michigan

Republic Services of Michigan Holding
Company, Inc.                    Delaware

Republic Services of Michigan I, LLC        Michigan
Republic Services of Michigan II, LLC        Michigan
Republic Services of Michigan III, LLC        Michigan
Republic Services of Michigan IV, LLC        Michigan
Republic Services of Michigan V, LLC        Michigan
Republic Services of New Jersey, LLC        Delaware
Republic Services of North Carolina, LLC    North Carolina
Republic Services of Ohio Hauling, LLC    Ohio
Republic Services of Ohio I, LLC        Ohio
Republic Services of Ohio II, LLC        Ohio
Republic Services of Ohio III, LLC        Ohio
Republic Services of Ohio IV, LLC        Ohio
Republic Services of Oxnard, Inc.        California
Republic Services of Pennsylvania, LLC        Delaware
Republic Services of Sonoma County, Inc.    Delaware
Republic Services of South Carolina, LLC    Delaware

Republic Services of Southern California, LLC    Delaware
Republic Services of Tennessee, LLC        Delaware
Republic Services of Virginia, LLC        Virginia
Republic Services of Wisconsin GP, LLC    Delaware
Republic Services of Wisconsin LP, LLC    Delaware
Republic Services of Wisconsin,
Limited Partnership                Delaware

Republic Services Procurement, Inc.        Delaware
Republic Services Real Estate Holding, Inc.    North Carolina
Republic Services Recycling of Indiana, Inc.    Delaware
Republic Services Renewable Energy, LLC    Delaware
Republic Services Risk Management, Inc.    Delaware
Republic Services Vasco Road, LLC        Delaware
Republic Silver State Disposal, Inc.        Nevada
Republic Transportation Services of
Canada, Inc.                    Ontario

Republic Waste Services of Southern
California, LLC                    Delaware

Republic Waste Services of Texas GP, Inc.    Delaware
Republic Waste Services of Texas LP, Inc.    Delaware
Republic Waste Services of Texas, Ltd.        Texas
Republic Waste, Limited Partnership        Delaware
Resource Recovery, Inc.                Kansas
RI/Alameda Corp.                California
Richmond Sanitary Service, Inc.            California

Rio Grande Valley Landfill TX, LP        Delaware
Risk Services, Inc.                Delaware
RITM, LLC                    Delaware
Rock Road Industries, Inc.            Missouri
Roosevelt Associates                Washington
Ross Bros. Waste & Recycling Co.        Ohio
Rossman Sanitary Service, Inc.            Oregon
Roxana Landfill, Inc.                Illinois
Royal Holdings, Inc.                Michigan
Royal Oaks Landfill TX, LP            Delaware
RSG Cayman Group, Inc.            Delaware
Rubbish Control, L.L.C.                Delaware
RWS Texas Leasing Company, LLC        Texas
RWS Transport, L.P.                Delaware
S & S Recycling, Inc.                Georgia
S Leasing Company, LLC            Delaware
Saguaro National Captive Insurance Company    Arizona
Saline County Landfill, Inc.            Illinois
San Diego Landfill Systems, LLC        California
San Marcos NCRRF, Inc.            California
Sand Valley Holdings, L.L.C.            Delaware
Sandy Hollow Landfill Corp.            West Virginia
Sangamon Valley Landfill, Inc.            Delaware
Sanifill, Inc.                    Tennessee
Sanitary Disposal Service, Inc.            Michigan
Sauk Trail Development, Inc.            Michigan

Schofield Corporation of Orlando        Florida
Show-Me Landfill, LLC                Delaware
Shred - All Recycling Systems, Inc.        Illinois
Solano Garbage Company            California
Source Recycling, Inc.                Oregon
South Central Texas Land Co. TX, LP        Texas
South Trans, Inc.                New Jersey
Southeast Landfill, LLC                Delaware
Southern Illinois Regional Landfill, Inc.        Illinois
Southwest Landfill TX, LP            Delaware
Springfield Environmental General Partnership    Indiana
St. Bernard Parish Development Company, LLC    Louisiana
St. Joseph Landfill, LLC            Missouri
Standard Disposal Services, Inc.            Michigan
Standard Environmental Services, Inc.        Michigan
Standard Waste, Inc.                Delaware
Streator Area Landfill, Inc.            Illinois
Suburban Transfer, Inc.                Illinois
Suburban Warehouse, Inc.            Illinois
Summit Waste Systems, Inc.            Arizona
Sunrise Sanitation Service, Inc.            California
Sunset Disposal Service, Inc.            California
Sunset Disposal, Inc.                Kansas
Sycamore Landfill, Inc.                California
Tate's Transfer Systems, Inc.            Missouri
Tay-Ban Corporation                Michigan

Taylor Ridge Landfill, Inc.            Delaware
Tennessee Union County Landfill, Inc.        Delaware
Tessman Road Landfill TX, LP            Delaware
The Ecology Group, Inc.            Ohio
Thomas Disposal Service, Inc.            Missouri
Tippecanoe County Waste Services
Partnership                    Indiana

Tom Luciano's Disposal Service, Inc.        New Jersey
Total Roll-Offs, L.L.C.                Texas
Total Solid Waste Recyclers, Inc.        New Jersey
Tricil (N.Y.), Inc.                New York
Tri-County Refuse Service, Inc.            Michigan
Tri-State Recycling Services, Inc.        Illinois
Tri-State Refuse Corporation            Arizona
Turkey Creek Landfill TX, LP            Delaware
United Disposal Service, Inc.            Oregon
Upper Rock Island County Landfill, Inc.        Illinois
Valley Landfills, Inc.                Oregon
VHG, Inc.                    Minnesota
Victoria Landfill TX, LP            Delaware
Vining Disposal Service, Inc.            Massachusetts
Warner Hill Development Company        Ohio
Warrick County Development Company        Indiana
Wasatch Regional Landfill, Inc.            Utah
Waste Control Systems, Inc.            Oregon
Waste Services of New York, Inc.        New York

Wastehaul, Inc.                    Indiana
Wayne County Land Development, LLC        New York
Wayne County Landfill IL, Inc.            Delaware
Wayne Developers, LLC            Georgia
WDTR, Inc.                    Oregon
Webster Parish Landfill, L.L.C.            Delaware
West Contra Costa Energy Recovery Company    California
West Contra Costa Sanitary Landfill, Inc.    California
West County Landfill, Inc.            California
West County Resource Recovery, Inc.        California
Whispering Pines Landfill TX, LP        Delaware
Willamette Resources, Inc.            Oregon
Williams County Landfill Inc.            Ohio
Willow Ridge Landfill, LLC            Delaware
Wilshire Disposal Service            California
WJR Environmental, Inc.            Washington
Woodlake Sanitary Service, Inc.            Minnesota
Zakaroff Services                California